UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 11, 2017

FLITWAYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55316	47-2489112
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Corporate Pointe, Suite 550

Culver City, CA 90230

 (Address of principal executive offices)

Phone: (855) 710-0915

(Registrant’s telephone number)

400 Corporate Point, Suite 300

Culver City, CA 90230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 11, 2017, Flitways Technology, Inc. (the “Company”) entered into a Lease Agreement (the “Lease”) with REEP - OFC Corporate Pointe CA, LLC (the “Landlord”), pursuant to which the Company will lease approximately 5,879 square feet of space (the “Premises”) located at 600 Corporate Pointe, Suite 550, Culver City, California 90230 (the “Building”), for a term of Five (5) years and five (5) months (65) months (the “Term”) following the Commencement Date of October 1, 2017. The Company intends to occupy the Premises as its corporate headquarters. Subject to meeting certain conditions, the Company has one (1) option to extend the Term for an additional period of five (5) years as set forth in the Lease.

Pursuant to the Lease, the Company will pay Base Rent of $19,988.60 per month for the first 12 months of the Term, $20,688.20 per month for months 13 through 24 of the Term, $21,412.29 per month for months 25 through 36 of the Term, $22,151.72 per month for months 37 through 48 of the Term, $22,937.38 per month for months 49 through 60 of the Term, and $23,740.19 per month for months 61 through 65 of the Term. This new Lease, represents a yearly increase of $16,000 from our previous lease or an approximate increase of $1,334 a month.

As security for its obligations under the Lease, the Company delivered to the Landlord a security deposit in the amount of $47,480.38, which may be used by the Landlord upon the occurrence of certain events as set forth in the Lease.

Pursuant to the Lease, the Company is leasing 5,879 square feet of space in the Building (281,918 rentable square feet), the operating expenses relating to such space will be based on operating expenses for the 2018 calendar year (“Base Year”).

A copy of the Lease Agreement is filed herewith, as Exhibit 10.01, and is incorporated herein by this reference.

The foregoing summary description of the Lease Agreement is not complete and is qualified in its entirety by reference to the full text of the Lease Agreement. The Lease Agreement also contains customary events of default. For further information regarding the terms and conditions of the Lease Agreement, this reference is made to such agreement, which the Company has filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under item 1.01 of this report is incorporated herein by reference.

Item 8.01 – OTHER EVENTS

On October 1, 2017, the Company changed its address, the new address is:

600 Corporate Pointe, Suite 550

Culver City, CA 90230

ITEM 9.01 - Financial Statements and Exhibits

Exhibit 10.01 – Copy of Lease Agreement by and between the Company and REEP – OFC Corporate Pointe, CA, LLC dated September 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLITWAYS TECHNOLOGY, INC.

Date: October 24, 2017

By: /s/ Tobi Mac Aro

Tobi Mac Aro

President & CEO